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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 29, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                         1-6407                 75-0571592
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



            One PEI Center                                     18711
      Wilkes-Barre, Pennsylvania                            (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

















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


ITEM 5. OTHER EVENTS

Certain historical financial statements were attached to a Current Report on Form 8-K filed by Southern Union Company ("Southern Union" or the "Company") on May 30, 2003. Attached hereto is the Consent of Independent Public Accountants, Ernst & Young LLP, related to those financial statements and Southern Union's offering of depositary shares, each representing one-tenth of a share of Noncumulative Preferred Stock, Series A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

        10.1 Indenture dated as of March 29, 1999, among CMS Panhandle Holding Company, Panhandle Eastern Pipe Line Company and Bank One Trust Company, N.A. as successor to NBD Bank, as Trustee. (Incorporated herein by reference to Panhandle Eastern Pipe Line Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999; SEC file number 1-2921)

        10.2 1st Supplemental Indenture dated as March 29, 1999, among CMS Panhandle Holding Company, Panhandle Eastern Pipe Line Company and Bank One Trust Company, N.A. as successor to NBD Bank, as Trustee. (Incorporated herein by reference to Panhandle Eastern Pipe Line Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999; SEC file number 1-2921)

       12.1 Computation of Ratio of Earnings to Fixed Charges of Southern Union Company.

       23.1       Consent of Independent Public Accountants, Ernst & Young LLP.

       99.1 Press Release issued by the Registrant announcing its planned offering of depositary shares, each representing one-tenth of a share of Noncumulative Preferred Stock, Series A.


ITEM 9.  REGULATION FD DISCLOSURE

         The Company issued a press release earlier today announcing that it plans an offering of depositary shares, each representing one-tenth of a share of Noncumulative Preferred Stock, Series A. If the offering is consummated, the Company intends to use the net proceeds of the offering to repay indebtedness and also intends to initiate the redemption of all $100,000,000 principal amount of its 9.48% Trust Originated Preferred Securities and related notes.

         The joint book-running managers for the offering are J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         A copy of the press release is furnished as Exhibit 99.1.

         The disclosure contained in this Item 9 and Exhibit 99.1 relating to this Item 9 is furnished pursuant to Item 9 and not filed.


         This report and other Company releases and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition, which could adversely affect our results of operation; customer growth; abnormal weather conditions in our service territories; the impact of relations with labor unions of bargaining-unit union employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or any of our subsidiaries' debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SOUTHERN UNION COMPANY
                                          ----------------------
                                               (Registrant)



Date:    September 29, 2003              By: /s/ DAVID J. KVAPIL
       -----------------------              ------------------------------------
                                                 David J. Kvapil
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number                              Description
--------------        --------------------------------------------------------

10.1 Indenture dated as of March 29, 1999, among CMS Panhandle Holding Company, Panhandle Eastern Pipe Line Company and Bank One Trust Company, N.A. as successor to NBD Bank, as Trustee. (Incorporated herein by reference to Panhandle Eastern Pipe Line Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999; SEC file number 1-2921)

10.2 1st Supplemental Indenture dated as March 29, 1999, among CMS Panhandle Holding Company, Panhandle Eastern Pipe Line Company and Bank One Trust Company, N.A. as successor to NBD Bank, as Trustee. (Incorporated herein by reference to Panhandle Eastern Pipe Line Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999; SEC file number 1-2921)

12.1                  Computation  of Ratio of  Earnings  to Fixed  Charges  of
                      Southern  Union Company.

23.1                  Consent of Independent Public Accountants, Ernst & Young
                      LLP.

99.1 Press Release issued by the Registrant announcing its planned offering of depositary shares, each representing one-tenth of a share of Noncumulative Preferred Stock, Series A.

                                                                    EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3 No. 333-102388) and related Prospectus and Prospectus Supplement in connection with the offering of depositary shares of Southern Union Company, each representing one-tenth of a share of noncumulative preferred stock, Series A (liquidation preference $250 per share) and to the incorporation by reference therein of our report dated March 14, 2003, with respect to the consolidated financial statements of Panhandle Eastern Pipe Line Company included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed as Exhibit No. 99.1 to Southern Union Company's Current Report (Form 8-K) filed with the Securities and Exchange Commission on May 30, 2003.


ERNST & YOUNG LLP



Houston, Texas
September 26, 2003

                                                                    EXHIBIT 99.1



              SOUTHERN UNION ANNOUNCES OFFERING OF $200 MILLION OF
                 DEPOSITARY SHARES REPRESENTING PREFERRED STOCK

         WILKES-BARRE, Pa. - (BUSINESS WIRE) - September 29, 2003 - Southern Union Company ("Southern Union" or the "Company") (NYSE: SUG) announced today that it plans an offering of $200,000,000 of depositary shares, which represent interests in its shares of noncumulative preferred stock, series A, under its existing shelf registration statement. If the offering is consummated, the Company intends to use the net proceeds of the offering to repay indebtedness and also intends to initiate the redemption of all $100,000,000 principal amount of its 9.48% Trust Originated Preferred Securities and related notes.
         The joint book-running managers for the offering are J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
         This announcement does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
         The offerings may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from J.P. Morgan Securities Inc., at 270 Park Avenue, New York, NY 10117, or Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 4 World Financial Center, New York, NY 10172.
     Southern Union Company, headquartered in Wilkes-Barre, Pa., is engaged primarily in the transportation, storage and distribution of natural gas. Through its Panhandle Energy subsidiary, the Company owns and operates Panhandle Eastern Pipe Line Company, Trunkline Gas Company, Sea Robin Pipeline Company, Trunkline LNG and Southwest Gas Storage Company. Collectively, the pipeline assets operate more than 10,000 miles of interstate natural gas transmission pipelines that transport natural gas from the Gulf of Mexico, South Texas and the Panhandle regions of Texas and Oklahoma to major markets in the Midwest and Great Lakes region. Trunkline LNG, located on Louisiana's Gulf Coast, is the nation's largest operating liquefied natural gas import terminal. Through its local distribution companies, Missouri Gas Energy, PG Energy and New England Gas Company, Southern Union also serves nearly one million natural gas end-user customers in Missouri, Pennsylvania, Massachusetts and Rhode Island. For more information, visit www.southernunionco.com.

         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in the Company's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our as distribution business; new legislation and government regulations and proceedings affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; our or any of our subsidiaries debt securities ratings; the economic climate and growth in our industry and service territories and competition conditions of equity markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

                                      #####

                                                                    Exhibit 12.1

                                        RATIO OF EARNINGS TO FIXED CHARGES
                            Pro Forma Year
                            Ended June 30,
                             2003 (2) (3)                             Year Ended June 30,
                             ------------
                                             ----------------------------------------------------------------------
                                                 2003         2002          2001           2000           1999
                                                 ----         ----          ----           ----           ----
EARNINGS:                                                  (dollars in thousands)
Consolidated pre-tax
income (loss) from
continuing operations      $        213,274  $     67,942  $     4,931  $     70,258  $       (12,363) $   (13,506)
Interest                            155,995        92,823      100,472       112,408           60,433       44,832
Net amortization of debt
discount and premium and
     issuance expense                 5,632         2,919        2,936         3,118            1,242          965
Interest portion of
rental expense                        6,759         1,577        1,865         2,753            2,718        2,013
                           ----------------- ------------- ------------ ------------- ---------------- ------------
Earnings                   $        381,660  $   165,261   $   110,204  $    188,537  $        52,030  $    34,304
                           ================  ===========   ===========  ============  ===============  ===========

FIXED CHARGES:
Interest                   $        155,995  $    92,823   $   100,472  $    112,408  $        60,433  $    44,832
Net amortization of debt
discount and premium and
     issuance expense                 5,632        2,919         2,936         3,118            1,242          965
Interest portion of
rental expense                        6,759        1,577         1,865         2,753            2,718        2,013
                           ----------------- -----------   ------------ ------------- ---------------- ------------
Fixed Charges              $        168,386  $    97,319   $   105,273  $    118,279  $        64,393  $    47,810
                           ================  ===========   ===========  ============  ===============  ===========

Ratio of earnings to
fixed charges                          2.27         1.70          1.05          1.59             -- (1)       -- (1)
                           ================  ===========   ===========  ============  ===============  ===========

(1) The earnings were inadequate to cover fixed charges by approximately $12.4 million and $13.5 million for the years ended June 30, 2000 and 1999, respectively. In accordance with generally accepted accounting principles, the Company did not allocate interest expense or other corporate costs to discontinued operations for all periods presented, resulting in the recognition of losses from continuing operations for the years ended June 30, 2000 and 1999.
(2) The pro forma ratio of earnings to fixed charges gives effect to the Panhandle Acquisition and Restructuring, the June Offerings, the
         Panhandle Refinancing and the issuance of 800,000 the    % Preferred
         Stock as if they occurred at the beginning of the period presented.
(3) The ratios have been revised to reflect the application of SFAS 145, which requires that gains and losses on debt extinguishments no longer be classified as extraordinary items.